United
                    Asset Strategy
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1999

MANAGERS' LETTER
SEPTEMBER 30, 1999
----------------------------------------------------------------


Dear Shareholder:

This report relates to the operation of United Asset Strategy Fund, Inc. for the fiscal year ended September 30, 1999. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

The last fiscal year began with the financial market meltdown initiated by the Russian debt default in September 1998. In spite of the fact that many other economies around the globe were being hit hard, the U.S. economy continued to show strength and was soon seen as the engine that would help other economies out of their recessions. After three Federal Reserve easings, the dramatic decline in U.S. equity prices in the fall of 1998 soon came to be viewed as a buying opportunity. In spite of disruptions and events such as Brazil's currency devaluation, Japan's ongoing recession/depression and the war in Kosovo, investors poured money into U.S. stocks in the first half of 1999 and the market hit a new high. Only when the market focused on inflation fears and the Federal Reserve raised rates twice did the market performance level off.

Due to the global financial problems at the beginning of the fiscal year and the subsequent uncertainty in the markets, it was decided to decrease the equity portion of the portfolio and also to invest primarily in safe investments (i.e., U.S. Treasuries and agencies). The idea behind holding primarily government bonds during much of the last fiscal year was to ensure adequate liquidity in the Fund during a period when uncertainty in the markets remained high.
However, in spite of being invested in the highest quality fixed income investments, the rise in interest rates took its toll on the market value of the Fund's portfolio. During the first half of the fiscal year, the fixed income portion of the Fund was about forty to fifty percent in intermediate-term Treasuries. At the end of May, the Fund's fixed income portfolio was restructured to maintain a higher degree of liquidity, but to limit the impact on the Fund of higher interest rates, by shifting the Fund's holdings into 3-year Treasury bonds. At the same time, the Fund began to opportunistically invest in certain higher quality emerging market credits with short maturities and higher yields. A larger proportion of the total Fund was maintained in fixed income instruments through most of the fiscal year than would be the case under more normal market conditions. Initially, this was the correct posture to take, but the unforeseen dramatic comeback of the U.S. equity market in the fourth quarter of 1998 and first quarter of 1999 resulted in the Fund being underallocated to equities early in the fiscal year. Later in the year, we re-focused by increasing the Fund's exposure to equities, with more emphasis on basic materials and energy due to the relative valuation of these sectors and rising commodity prices.

The strategies and techniques we applied resulted in the performance of the Fund remaining above that of one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit) and the bond market (the Salomon Brothers Broad Investment Grade Debt Index), and below that of the universe of portfolios with similar investment objectives (the Lipper Flexible Portfolio Universe Average) and securities that generally represent the stock market (the S&P 500 Composite Stock Price Index). Those indexes are charted on the following page. A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. The primary reason for the Fund's relative underperformance was the Fund's stronger-than-normal allocation to fixed income securities early in the fiscal year.

The debate continues as to whether or not we are in a speculative equity bubble. Mergers and acquisitions are setting records as global corporate consolidation continues. Interest rates may continue to rise due to the Federal Reserve's notice that they may raise rates again in the next few months. Central banks around the world are also maintaining tight monetary policies. Although many economists are calling for a global economic rebound in 2000 (albeit a slow one), others are not so sure of the predictability of the growth in places like Japan, Korea, China and Latin America. Private debt levels in the U.S. are growing to record levels, as is our current account deficit. The U.S. economy is now more dependent upon the performance of the stock market than at any time in its history. All of these factors point to continued uncertainty.

We anticipate no change in our current strategy of emphasizing short-term U.S. Treasuries for safety and liquidity in the fixed income portion of the Fund. Although we feel the Fund is properly positioned for current market conditions, we have retained the flexibility and the reserves to increase our equity weighting if we believe conditions warrant.

Thank you for your continued confidence.

Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers, United Asset Strategy Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
                United Asset Strategy Fund, Inc. Class A Shares,
                    The S&P 500 Composite Stock Price Index
            The Salomon Brothers Broad Investment Grade Debt Index,
 The Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit and
                 The Lipper Flexible Portfolio Universe Average

                                    Salomon
                  S&P     Salomon   Brothers
                  500     Brothers Short-Term  Lipper
       United  Composite   Broad     Index    Flexible
       Asset     Stock   Investmentfor 1 monthPortfolio
      Strategy   Price     Grade  CertificatesUniverse
        Fund     Index      Debt   of Deposit Average
     --------- --------- --------- --------------------
04/01/95
Purchase$ 9,425 $10,000   $10,000   $10,000   $10,000
09/30/9510,271   11,825    10,667    10,301    11,321
09/30/9610,221   14,230    11,195    10,883    12,702
09/30/9712,006   19,992    12,282    11,494    15,735
09/30/9812,954   21,812    13,691    12,154    15,995
09/30/9913,848   27,878    13,655    12,789    18,438

 ====United Asset Strategy Fund, Inc., Class A Shares* -- $13,848
 ++++S&P 500 Composite Stock Price Index**  -- $27,878
 *+*+                              Salomon Brothers Broad Investment Grade Debt
Index** -- $13,655
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit**  -
-  $12,789
 -+-+Lipper Flexible Portfolio Universe Average** -- $18,438

   *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions. **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 1995.

      Annual Average Total Return +
                Class A++   Class Y
      -----------------------------

Year Ended
  9/30/99            0.76%     7.35%
4+ Years Ended
  9/30/99+++         7.49%      N/A
Life of Class Y++++   N/A      8.27%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the two periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 +++3/9/95 (inception) through 9/30/99.
++++9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/99.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 70%                 OBJECTIVE:   To seek high total return over
(can range from 0-100%)                 the long-term.

Bonds 25%
(can range from 0-100%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 5%               instruments.  Within each of
(can range from 0-100%)                 these classes, the Fund may invest in
                                        both domestic and foreign securities.
                                        The Fund selects an allocation mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the accompanying chart. This mix will vary over shorter time periods as Fund holdings change based on the current outlook for the different markets.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (March, June, September, December)


PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1999
--------------------------------------------
DIVIDENDS PAID                  $0.10
                                =====

CAPITAL GAINS DISTRIBUTION      $0.24
                                =====

NET ASSET VALUE ON
     9/30/99 $5.82 adjusted to:$  6.06(A)
     9/30/98                      5.78
                                 -----
CHANGE PER SHARE                 $0.28
                                 =====

 (A)This number includes the capital gains distribution of $0.24 paid in December 1998 added to the actual net asset value on September 30, 1999.

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load**  Sales Load***
------                                      -----------    ------------
1-year period ended 9-30-99                      0.76%          6.90%
Period from 3-9-95*
 through 9-30-99                                 7.49%          8.89%

  *Initial public offering of the Fund.
 **Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the two periods. ***Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.


Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1999, the Fund had net assets totaling $48,389,916 invested in a diversified portfolio of:

   50.80%   Common Stocks
   29.24%   United States Government Securities
   14.50%   Cash and Cash Equivalents
    5.46%   Corporate Debt Securities


As a shareholder of United Asset Strategy Fund, Inc., for every $100 you had invested on September 30, 1999, your Fund owned:

  $50.80    Common Stocks
   29.24    United States Government Securities
   14.50    Cash and Cash Equivalents
    5.46    Corporate Debt Securities

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS
Business Services - 4.91%
 BMC Software, Inc.*  ....................     7,400    $   529,331
 Clear Channel Communications, Inc.*  ....     7,000        559,125
 Microsoft Corporation*  .................     5,800        525,444
 Oracle Corporation*  ....................    11,800        537,269
 TMP Worldwide Inc.*  ....................     3,700        225,353
   Total .................................                2,376,522

Chemicals and Allied Products - 8.91%
 American Home Products Corporation  .....     9,100        377,650
 Forest Laboratories, Inc.*  .............     9,400        395,975
 Johnson & Johnson  ......................     4,500        413,438
 Lilly (Eli) and Company  ................    11,000        704,000
 Merck & Co., Inc.  ......................     8,100        524,981
 Pharmacia & Upjohn, Inc.  ...............     8,000        397,000
 Schering-Plough Corporation  ............    15,000        654,375
 Smith International, Inc.*  .............     5,600        226,800
 Warner-Lambert Company  .................     9,300        617,288
   Total .................................                4,311,507

Communication - 1.56%
 Cox Communications, Inc., Class A*  .....     8,771        366,189
 EchoStar Communications Corporation,
   Class A* ..............................     4,300        390,628
   Total .................................                  756,817

Depository Institutions - 0.97%
 U. S. Bancorp.  .........................    15,500        467,906

Eating and Drinking Places - 1.92%
 McDonald's Corporation  .................    11,800        507,400
 Wendy's International, Inc.  ............    16,000        422,000
   Total .................................                  929,400

Electronic and Other Electric Equipment - 2.91%
 Analog Devices, Inc.*  ..................    12,900        661,125
 Eaton Corporation  ......................     4,300        371,144
 JDS Uniphase Corporation*  ..............     3,300        375,478
   Total .................................                1,407,747

Fabricated Metal Products - 0.96%
 Parker Hannifin Corporation  ............    10,400        466,050


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
General Merchandise Stores - 1.86%
 BJ's Wholesale Club, Inc.*  .............    16,200     $  478,913
 Dayton Hudson Corporation  ..............     7,000        420,437
   Total .................................                  899,350

Holding and Other Investment Offices - 1.58%
 ABB Ltd. (Sweden) (A)*  .................     3,700        379,753
 "Shell" Transport and Trading
   Company, p.l.c. (The), ADR ............     8,400        382,200
   Total .................................                  761,953

Industrial Machinery and Equipment - 3.58%
 Applied Materials, Inc.*  ...............     3,300        256,266
 Baker Hughes Incorporated  ..............    13,200        382,800
 Case Corporation  .......................     6,100        303,856
 Cooper Cameron Corporation*  ............     7,000        264,250
 SPX Corporation*  .......................     5,800        526,350
   Total .................................                1,733,522

Instruments and Related Products - 3.62%
 Beckman Coulter, Inc.  ..................     9,800        442,225
 CONMED Corporation*  ....................    16,600        407,219
 KLA-Tencor Corporation*  ................     3,300        214,603
 Raytheon Company, Class B  ..............     9,600        476,400
 Teradyne, Inc.*  ........................     6,000        211,500
   Total .................................                1,751,947

Insurance Carriers - 0.76%
 American International Group, Inc.  .....     4,250        369,484

Metal Mining - 5.40%
 Barrick Gold Corporation  ...............    23,000        500,250
 Franco-Nevada Mining Corporation
   Limited (A) .....................41,598   898,399
 Homestake Mining Company  ...............    57,500        528,281
 Placer Dome Inc.  .......................    46,000        684,250
   Total .................................                2,611,180

Motion Pictures - 1.20%
 AT&T Corp. - Liberty Media Group, Class A*   15,600        579,150

Oil and Gas Extraction - 2.39%
 Burlington Resources Incorporated  ......    10,000        367,500
 Schlumberger Limited  ...................     6,300        392,569
 Transocean Offshore Incorporated  .......     6,700        205,188
 USX Corporation - Marathon Group  .......     6,500        190,125
   Total .................................                1,155,382

Petroleum and Coal Products - 0.39%
 Texaco Inc.  ............................     3,000        189,375
                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Primary Metal Industries - 0.94%
 Phelps Dodge Corporation  ...............     8,300     $  457,019

Transportation by Air - 0.84%
 Southwest Airlines Co.  .................    26,700        405,506

Transportation Equipment - 3.73%
 Ford Motor Company  .....................     6,300        316,181
 General Motors Corporation  .............     6,200        390,212
 Gentex Corporation*  ....................    26,250        542,227
 Lockheed Martin Corporation  ............    17,000        555,688
   Total .................................                1,804,308

Wholesale Trade -- Nondurable Goods - 2.37%
 Cardinal Health, Inc.  ..................     8,400        457,800
 McKesson HBOC, Inc.  ....................     8,600        249,400
 U.S. Foodservice*  ......................    24,500        441,000
   Total .................................                1,148,200

TOTAL COMMON STOCKS - 50.80%                            $24,582,325
 (Cost: $22,448,759)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Communication - 1.08%
 Grupo Televisa, S.A.,
   11.375%, 5-15-2003 ....................    $  500      523,750

Fabricated Metal Products - 1.03%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-2002 ......................       500      498,610

Finance, Taxation and Monetary Policy - 0.94%
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.25%, 2-2-2004 .......................       500      453,750

Petroleum and Coal Products - 0.99%
 Petroleos Mexicanos
   (Daily Adjusted Yield Securities (DAYS)),
   9.52019%, 7-15-2005 ...................       500      477,500

Primary Metal Industries - 0.50%
 Ispat Mexicana, S.A. de C.V.,
   10.375%, 3-15-2001 (B).................       250      240,000


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Stone, Clay and Glass Products - 0.92%
 Vicap, S.A. de C.V.,
   10.25%, 5-15-2002 .....................    $  500   $   447,500

TOTAL CORPORATE DEBT SECURITIES - 5.46%                $ 2,641,110
 (Cost: $2,649,337)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Banks:
   6.2%, 2-27-2004 .......................       500        487,240
   7.15%, 1-20-2005 ......................     1,000        991,720
   7.04%, 2-16-2005 ......................     1,000        989,370
   6.02%, 3-30-2006 ......................       500        477,810
 United States Treasury,
   5.625%, 12-31-2002 ....................    11,250     11,204,325

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 29.24%                                    $14,150,465
 (Cost: $14,205,453)

SHORT-TERM SECURITIES
Electric, Gas and Sanitary Services - 4.12%
 Allegheny Energy Inc.,
   5.32%, 10-20-99 .......................     2,000      1,994,384

Fabricated Metal Products - 4.52%
 Danaher Corporation,
   5.38%, Master Note ....................     2,187      2,187,000

Food and Kindred Products - 1.65%
 General Mills, Inc.,
   5.235%, Master Note ...................       795        795,000

TOTAL SHORT-TERM SECURITIES - 10.29%                    $ 4,976,384
 (Cost: $4,976,384)

TOTAL INVESTMENT SECURITIES - 95.79%                    $46,350,284
 (Cost: $44,279,933)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 4.21%                                      2,039,632

NET ASSETS - 100.00%                                    $48,389,916


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1999

Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.
(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the value of this security amounted to $240,000 or 0.50% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................        $46,350
 Cash   ............................................              2
 Receivables:
   Investment securities sold ......................          2,785
   Dividends and interest ..........................            266
   Fund shares sold ................................             38
 Prepaid insurance premium  ........................             10
 Unamortized organization expenses (Note 2)  .......              5
                                                            -------
    Total assets  ..................................         49,456
                                                            -------
Liabilities
 Payable from securities purchased  ................            929
 Payable to Fund shareholders  .....................             93
 Accrued transfer agency and dividend
   disbursing (Note 3) .............................             18
 Accrued service fee (Note 3)  .....................             10
 Organization expenses payable (Note 2)  ...........              5
 Accrued accounting services fee (Note 3)  .........              2
 Accrued management fee (Note 3)  ..................              1
 Other liabilities  ................................              8
                                                            -------
    Total liabilities  .............................          1,066
                                                            -------
      Total net assets .............................        $48,390
                                                            =======

Net Assets
 $0.01 par value capital stock
   Capital stock ...................................        $    83
   Additional paid-in capital ......................         44,708
 Accumulated undistributed income:
   Accumulated undistributed net investment income              58
   Accumulated undistributed net realized gain on
    investment transactions  .......................         1,471
   Net unrealized appreciation in value of
    investments  ...................................          2,070
                                                            -------
    Net assets applicable to outstanding
      units of capital .............................        $48,390
                                                            =======
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $5.82
 Class Y  ..........................................          $5.83
Capital shares outstanding
 Class A  ..........................................          8,264
 Class Y  ..........................................             49
Capital shares authorized ..........................      1,000,000

                   See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1999
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................        $1,195
   Dividends .......................................           150
                                                            ------
    Total income  ..................................         1,345
                                                            ------
 Expenses (Notes 2 and 3):
   Investment management fee .......................           271
   Transfer agency and dividend disbursing - Class A           156
   Service fee - Class A ...........................            88
   Registration fees ...............................            51
   Legal fees ......................................            41
   Accounting services fee .........................            20
   Audit fees ......................................            15
   Amortization of organization expenses ...........            10
   Custodian fees ..................................             9
   Distribution fee - Class A ......................             8
   Other ...........................................            71
                                                            ------
    Total expenses  ................................           740
                                                            ------
      Net investment income ........................           605
                                                            ------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 4)
 Realized net gain on securities  ..................         1,671
 Realized net loss on foreign currency
   transactions ....................................            (2)
                                                            ------
   Realized net gain on investments ................         1,669

 Unrealized appreciation in value of investments
   during the period ...............................           595
                                                            ------
    Net gain on investments  .......................         2,264
                                                            ------
      Net increase in net assets resulting
       from operations  ............................        $2,869
                                                            ======


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)                     For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1999        1998
Increase (Decrease) in Net Assets     --------------   ------------
 Operations:
   Net investment income ............        $   605        $   738
   Realized net gain on investments .          1,669          2,284
   Unrealized appreciation
    (depreciation)  .................            595          (751)
                                             -------        -------
    Net increase in net assets
      resulting from operations .....          2,869          2,271
                                             -------        -------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................           (627)          (833)
    Class Y  ........................             (5)           (10)
   Realized gains on securities transactions:
    Class A  ........................         (1,478)       (2,183)
    Class Y  ........................            (10)          (28)
                                             -------        -------
                                              (2,120)        (3,054)
 Capital share transactions:                 -------        -------
   Proceeds from sale of shares and
    exchanges of shares (Note 7):
    Class A (3,707,930 and 1,316,486
      shares, respectively) .........         20,949          7,660
    Class Y (51,985 and 14,599
      shares, respectively) .........            292             85
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (380,250 and 552,747
      shares, respectively) .........          2,091          2,995
    Class Y (2,751 and 7,024
      shares, respectively) .........             15             38
   Payments for shares redeemed:
    Class A (1,506,056 and 901,720
      shares, respectively) .........         (8,548)        (5,234)
    Class Y (47,870 and 33,384
      shares, respectively) .........           (269)          (193)
                                             -------        -------
      Net increase in net assets
       resulting from capital
       share transactions  ..........         14,530         5,351
                                             -------        -------
       Total increase  ..............         15,279         4,568
Net Assets
 Beginning of period  ...............         33,111         28,543
                                             -------        -------
 End of period, including undistributed
   net investment income of $58
   and $29, respectively ............        $48,390        $33,111
                                             =======        =======
                 *See "Financial Highlights" on pages 16 - 17.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                           For the
                                                           period
                                  For the fiscal year        from
                                  ended September 30,     3/9/95*
                            ----------------------------- through
                               1999   1998    1997   1996 9/30/95
                             ------ ------  ------ ------ -------
Net asset value,
 beginning of period          $5.78  $5.99   $5.24  $5.42   $5.00
                              -----  -----   -----  -----   -----
Income from investment operations:
 Net investment
   income ..........           0.09   0.15    0.16   0.15    0.07
 Net realized and
   unrealized gain (loss)
   on investments ..           0.29   0.28    0.74  (0.17)   0.40
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.38   0.43    0.90  (0.02)   0.47
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.10) (0.17)  (0.15) (0.15)  (0.05)
 From capital gains           (0.24) (0.47)  (0.00) (0.00)  (0.00)
 In excess of capital
   gains ...........          (0.00) (0.00)  (0.00) (0.01)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions           (0.34) (0.64)  (0.15) (0.16)  (0.05)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $5.82  $5.78   $5.99  $5.24   $5.42
                              =====  =====   =====  =====   =====
Total return** .....           6.90%  7.89%  17.46% -0.49%   9.42%
Net assets, end of period
 (000 omitted)  ....        $48,106$32,868 $28,221$31,828 $22,248
Ratio of expenses to
 average net assets            1.90%  1.62%   1.70%  1.68%   1.64%***
Ratio of net investment
 income to average net
 assets  ...........           1.55%  2.45%   2.87%  2.93%   3.71%***
Portfolio
 turnover rate  ....         176.63%230.09% 173.88% 91.06%   9.32%

  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                                           period
                                  For the fiscal year        from
                                  ended September 30,    9/27/95*
                           ------------------------------ through
                               1999   1998    1997   1996 9/30/95
                            --------------  ------ ------ -------
Net asset value,
 beginning of period          $5.78  $5.99   $5.24  $5.42   $5.41
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.12   0.16    0.17   0.16    0.00
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.28   0.29    0.75  (0.17)   0.01
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.40   0.45    0.92  (0.01)   0.01
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.11) (0.19)  (0.17) (0.16)  (0.00)
 From capital gains           (0.24) (0.47)  (0.00) (0.00)  (0.00)
 In excess of
   capital gains ...          (0.00) (0.00)  (0.00) (0.01)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions           (0.35) (0.66)  (0.17) (0.17)  (0.00)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $5.83  $5.78   $5.99  $5.24   $5.42
                              =====  =====   =====  =====   =====
Total return .......           7.35%  8.26%  17.93% -0.21%   0.18%
Net assets, end of
 period (000
 omitted)  .........           $284   $243    $322   $330      $3
Ratio of expenses
 to average net
 assets  ...........           1.49%  1.37%   1.28%  1.29%   0.00%
Ratio of net
 investment income
 to average net
 assets  ...........           1.96%  2.79%   3.29%  3.43%   0.00%
Portfolio
 turnover rate .....         176.63%230.09% 173.88% 91.06%   9.32%**

  *Commencement of operations.
 **Rate is for the period from March 9, 1995 through September 30, 1995.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 1999, the Fund reclassified $57,996 between additional paid-in capital and accumulated undistributed net investment income. This reclass was due to reorganization expenses incurred through the merger (see Note 7) that are not deductible for income tax purposes. Additionally, the Fund reclassified $123,386 between additional paid-in capital and accumulated undistributed net realized gain on investment transactions. This reclass was the result of the utilization of capital loss carryovers that were transferred from United Gold & Government Fund, Inc. (_UGG_) through the merger. Report net investment income, net realized gains and net assets as reported were not affected by these reclassifications.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering).

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering. In the event that all or a part of W&R's initial investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. As of June 30, 1999, the fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $335,001, out of which W&R paid sales commissions of $192,890 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $7,343, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $52,793,566 while proceeds from maturities and sales aggregated $38,188,615. Purchases of short-term securities and U.S. Government securities aggregated $105,927,972 and $21,446,953, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $106,951,463 and $23,833,121, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1999 was $44,368,572, resulting in net unrealized appreciation of $1,981,712, of which $3,326,680 related to appreciated securities and $1,344,968 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     UGG was merged into the Fund as of June 30, 1999. At the time of the merger UGG had capital loss carryovers of $3,550,047 available to offset future gains of the Fund. These carryovers are limited to $123,386 for the fiscal year ended September 30, 1999 and $489,523 for each period ending from September 30, 2000 through 2006.

     For Federal income tax purposes, the Fund realized capital gain net income of $1,636,012 during its fiscal year ended September 30, 1999, which included utilization of $123,386 of UGG's capital loss carryovers. A portion of the capital gain net income of the Fund was paid to the shareholders during the period ended September 30, 1999. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Only Class A and Class Y shares were issued during the fiscal year ended September 30, 1999. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

NOTE 7 -- Acquisition of United Gold & Government Fund, Inc.

     On June 30, 1999, the Fund acquired all the net assets of UGG pursuant to a plan of reorganization approved by UGG shareholders on June 28, 1999. The acquisition was accomplished by a tax-free exchange of 1,726,021 shares of the Fund (valued at $10,096,747) for the 1,859,216 shares of UGG outstanding on June 30, 1999. UGG had net assets of $10,096,747, including $433,285 of net unrealized appreciation in value of investments and $15,531,931 of accumulated net realized losses on investments which were combined with those of the Fund. The aggregate net assets of the Fund and UGG immediately before the acquisition were $38,078,327 and $10,096,747, respectively. The aggregate net assets of the Fund and UGG immediately following the acquisition were $48,175,074 and $0, respectively. Transactions in capital stock related to the exchange were as follows:

                                              Shares
                                           Exchanged          Value
                                           ---------          -----
    Class A shares  .................      1,707,548    $ 9,989,154
    Class Y shares  .................         18,473        107,593
                                           ---------    -----------
      Total .........................      1,726,021    $10,096,747
                                           =========    ===========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Asset Strategy Fund, Inc. (the "Fund") as of September 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. as of September 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 5, 1999

                       Shareholder Meeting Results

A special meeting of United Asset Strategy Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withhold   Non-Votes*
J. Concannon              3,245,903     106,285       0
J. Dillingham             3,245,187     107,001       0
D. Gardner                3,227,264     124,924       0
L. Graves                 3,240,689     111,499       0
J. Harroz Jr.             3,234,314     117,874       0
J. Hayes                  3,235,625     116,563       0
R. Hechler                3,245,903     106,285       0
H. Herrmann               3,245,903     106,285       0
G. Johnson                3,221,567     130,621       0
W. Morgan                 3,236,362     115,826       0
R. Reimer                 3,231,721     120,467       0
F. Ross                   3,245,187     107,001       0
E. Schwartz               3,229,868     122,320       0
K. Tucker                 3,245,785     106,403       0
F. Vogel                  3,245,903     106,285       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
             3,213,995       37,777     100,416       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
             3,023,457      187,874     140,857       0

Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
             3,054,953      135,064     162,171        0

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
             3,021,112      115,285     215,791        0

*Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                       Shareholder Meeting Results

A special meeting of United Gold & Government Fund, Inc. was adjourned from June 22, 1999 and held on June 28, 1999. The matters voted upon by the shareholders and the resulting votes for the matter are presented below.

Item 1. To approve or disapprove an Agreement and Plan of Reorganization and Termination*:

                   For      Against     Abstain
             1,015,920      125,006      51,563

*The terms of the Agreement are such that United Asset Strategy Fund, Inc.
 acquired all of the assets of United Gold & Government Fund, Inc. in exchange solely for shares of United Asset Strategy Fund, Inc. and the assumption by United Asset Strategy Fund, Inc. of all of United Gold & Government Fund's liabilities, followed by the distribution of shares of United Asset Strategy Fund, Inc. to the shareholders of United Gold & Government Fund, Inc. as of June 30, 1999.

INCOME TAX INFORMATION

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                                 PER-SHARE AMOUNTS REPORTABLE AS:
                    -------------------------------------------------------
                      For Individuals                   For Corporations
                     ----------------------  ------------------------------
      Record         Ordinary Long-Term                     Non-    Long-Term
       Date    Total  Income  Capital Gain Qualifying Qualifying Capital Gain
   ----------- ----- -------- ------------ ---------- ---------- ------------
                                  Class A
    12-16-98 $0.2810 $0.2170  $0.0640        $0.0064   $0.2106   $0.0640
    03-10-99  0.0200  0.0200   0.0000         0.0048    0.0152    0.0000
    06-09-99  0.0200  0.0200   0.0000         0.0048    0.0152    0.0000
    09-15-99  0.0150  0.0150   0.0000         0.0036    0.0114    0.0000
             ------- -------  -------        -------   -------   -------
       Total $0.3360 $0.2720  $0.0640        $0.0196   $0.2524   $0.0640
             ======= =======  =======        =======   =======   =======

                                  Class Y
    12-16-98 $0.2860 $0.2220  $0.0640        $0.0072   $0.2148   $0.0640
    03-10-99  0.0240  0.0240   0.0000         0.0058    0.0182    0.0000
    06-09-99  0.0240  0.0240   0.0000         0.0058    0.0182    0.0000
    09-15-99  0.0160  0.0160   0.0000         0.0038    0.0122    0.0000
             ------- -------  -------        -------   -------   -------
       Total $0.3500 $0.2860  $0.0640        $0.0226   $0.2634   $0.0640
             ======= =======  =======        =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Daniel J. Vrabac, Vice President


This report is submitted for the general information of the shareholders of United Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Asset Strategy Fund, Inc. current prospectus.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Vanguard Fund, Inc.


















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1017A(9-99)

printed on recycled paper